Independent Outside Director NQO Initial Grant – 4-year vesting

Exhibit 10.8.6

PAETEC CORP.

2001 STOCK OPTION AND INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

PaeTec Corp., a Delaware corporation (the “Company”), hereby grants an option to purchase shares of its Class A Common Stock, $.01 par value, (the “Stock”) to the optionee named below. The terms and conditions of this option are set forth in this cover sheet, in the attachment and in the Company’s 2001 Stock Option and Incentive Plan (the “Plan”).

Grant Date:                     , 200

Name of Optionee:

Number of Shares Covered by Option:

Option Price per Share: $            .

Vesting Start Date:                     ,

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached. You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent.

Optionee:
(Signature)

Company:
(Signature)

Title:

Attachment

This is not a stock certificate or a negotiable instrument.

PAETEC CORP.

2001 STOCK OPTION AND INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Capitalized Terms	Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

Nonqualified Stock Option	This option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code and will be interpreted accordingly.

Definition of Service	For purpose of this Agreement, “Service” means service as a director of the Company or an Affiliate of the Company. Whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

Vesting	This option is only exercisable before it expires and then only with respect to the vested portion of the option. Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares not less than 100 shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in the Plan and below in this Agreement.

Your right to purchase shares of Stock under this option vests as to one-fourth (1/4) of the total number of shares covered by this option, as shown on the cover sheet, on the one-year anniversary of the Vesting Start Date (“Anniversary Date”), provided you then continue in Service. Thereafter, for each such vesting date that you remain in Service, the number of shares of Stock which you may purchase under this option shall vest at the rate of one-fourth (1/4) per year as of each Anniversary Date. The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this option.

No additional shares of Stock will vest after your Service has terminated for any reason.

Term	Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the cover sheet. Your option will expire earlier if your Service terminates, as described below.

Termination of Service	If your Service terminates for any reason, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. During that twelve-month period, you (or your estate or heirs in the event of death) may exercise the vested portion of your option.

Notice of Exercise	When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase (in a parcel of at least 100 shares generally). Your notice must also specify how your shares of Stock should be registered (in your name only or in your and your spouse’s names as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

• Cash, your personal check, a cashier’s check, a money order or another cash equivalent acceptable to the Company.

•      To the extent permitted by law and at the discretion of the Board, shares of Stock which have already been owned by you for more than six months and which are surrendered to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

•      To the extent a public market for the Stock exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate option price and any withholding taxes.

Transfer of Option	During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or it may be transferred upon your death by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your option in any other way.

Shareholder Rights	You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option’s shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Stock, the number of shares covered by this option and the option price per share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

Forum Selection	At all times each party hereto (a) irrevocably submits to the exclusive jurisdiction of any New York court or Federal court sitting in New York; (b) agrees that any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be heard and determined in such New York or Federal court; (c) to the extent permitted by law irrevocably waives (i) any objection such party may have to the laying of venue of any such action or proceeding in any of such courts, or (ii) any claim that such party may have that any such action or proceeding has been brought in an inconvenient forum; and (d) to the extent permitted by law irrevocably agrees that a final nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this section entitled “Forum Selection” shall affect the right of any party hereto to serve legal process in any manner permitted by law.

Legend/
Opinion of Counsel	All certificates representing the Stock issued upon exercise of this option shall, where applicable, have endorsed thereon the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

As a condition to the transfer of any Stock issued upon the exercise of this option, the Company may require that you provide the Company with the opinion of counsel referred to in the foregoing legend, which opinion must be satisfactory to the Company and its counsel.

Investment Representation	If the sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Stock being acquired upon exercise of this option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Plan	The text of the Plan is incorporated in this Agreement by reference.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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